'                                SCHEDULE 14A
                               (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by the party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a -12

                  INTERAMERICAS COMMUNICATIONS CORPORATION
              (Name of Registrant as Specified in its Charter)


                  INTERAMERICAS COMMUNICATIONS CORPORATION
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14-a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

     (4) Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, schedule or registration statement no.:

     (3) Filing party:

     (4) Date filed:

                  INTERAMERICAS COMMUNICATIONS CORPORATION

                       --------------------------------

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 29, 1997

                       --------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of InterAmericas Communications Corporation, a Texas corporation (the "Company"), will be held at the Intercontinental Hotel, 201 S. Biscayne Blvd., Miami, Florida 33131, on May 29, 1997, at 10:00 a.m. local time, for the following purposes:

     1. To elect seven members to the Company's Board of Directors, to serve until their respective successors have been duly elected and qualified; and

     2. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on March 31, 1997 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

     Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                   By Order of the Board of Directors,


                                   Patricio E. Northland, Chairman of the Board

Miami, Florida
May 7, 1997


THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                     1997 ANNUAL MEETING OF SHAREHOLDERS
                                     OF
                  INTERAMERICAS COMMUNICATIONS CORPORATION

                             -------------------

                               PROXY STATEMENT

                             -------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of InterAmericas Communications Corporation, a Texas corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.001 per share (the "Common Stock"), for use at the 1997 Annual Meeting of Shareholders of the Company to be held on Tuesday, May 29, 1997, or at any adjournment(s) thereof (the "Annual Meeting"), pursuant to the attached Notice of Annual Meeting. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to holders of Common Stock is May 7, 1997. Shareholders should review the information provided herein in conjunction with the Company's 1996 Annual Report to Shareholders which accompanies this Proxy Statement. The Company's principal executive offices are located at 1221 Brickell Avenue, Miami, Florida 33131, and its telephone number is (305) 377-6790.


                        INFORMATION CONCERNING PROXY

     The enclosed form of proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person, at the Annual Meeting or by filing with the Company's Secretary at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone, and the Company may use the services of a proxy solicitation firm at a cost of up to $6,500. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


                           PURPOSES OF THE MEETING

     At the Annual Meeting, the Company's shareholders will be asked to consider and vote upon the following matters:

     1. To elect seven members to the Company's Board of Directors, to serve until their respective successors have been duly elected and qualified; and

     2. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor for all proposals described in the Notice of Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.


               OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on March 31, 1997 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of, and to vote at the Annual Meeting. As of the Record Date, there were 16,154,518 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting, and neither the Company's Certificate of Incorporation nor Bylaws provides for cumulative voting rights.

     The attendance, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for the approval of each matter that is submitted to shareholders for approval except to the extent Texas law provides to the contrary. An independent inspector shall count the votes and ballots. Abstentions are considered as shares present and entitled to vote but are not counted as votes cast in the affirmative on a given matter. A broker or nominee holding shares registered in its name, or in the names of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to the election of directors. If a matter had been included in the proxy to which a broker or nominee would not have discretionary voting power under applicable rules of the NASDAQ SmallCap(TM) Market , any broker or nominee "non-votes" would not be considered as shares entitled to vote on that subject matter and therefore would not be considered by the inspector when counting votes cast on the matter, although such shares would be considered for purposes of determining whether a quorum is present at the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.

                             SECURITY OWNERSHIP

     The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Company's Common Stock by (i) each director of the Company (each of whom constitute nominees for election as directors at the Annual Meeting), (ii) each nominee for director of the Company,
(iii) (A) the Company's Chief Executive Officer, (B) the person who formerly served as Chief Executive Officer of the Company during the fiscal year ended December 31, 1996 ("Fiscal 1996"), (C) the only executive officer of the Company at the end of 1996 whose compensation exceeded $100,000 and (D) the person who became Chief Financial Officer of the Company on May 1, 1997 (the persons referred to in (iii) (A) - (D) are hereinafter collectively referred to as the "Named Executive Officers"), (iv) the beneficial owners of more than 5% of the outstanding Common Stock and (v) all directors and executive officers of the Company, as a group.



                                                             AMOUNT AND             PERCENTAGE
                                                              NATURE OF                 OF
                                                             BENEFICIAL             OUTSTANDING
                    NAME AND ADDRESS                          OWNERSHIP               SHARES
----------------------------------------------------------   ----------               ------

George Cargill (2)                                            1,940,000               12.0%
Paul A. Moore (3)                                               619,500                3.8%
Hernan Streeter (4)                                           2,738,750               16.9%
Phillip Magiera (5)                                             360,000                2.2%
Patricio Silva Echenique(6)                                     360,000                2.2%
Patricio E. Northland(7)                                        333,333                2.1%
Douglas Geib, II(8)                                             166,667                1.0%
David Kleinman(9)                                                  --                  --

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (7 persons)   4,668,250               28.9%

(1) Based on 16,154,518 shares of Common Stock issued and outstanding on March 31, 1997, plus shares which may be acquired pursuant to any options and warrants exercisable within 60 days.

(2) The address of this shareholder is Eliodoro Yanez, 2238, Santiago, Chile. Includes options to purchase 240,000 shares of Common Stock.

(3) The address of this shareholder is 101 N. Waukegan, Suite 930, Lake Bluff, Illinois. Includes options to purchase 380,000 shares of Common Stock.

(4) The address of this shareholder is Nueva de Lyon 96, Ofc. 401, Santiago, Chile. Includes options to purchase 498,750 shares of Common Stock.

(5) The address of this shareholder is 1 Colonial Road, Dover MA 02030. Includes options to purchase 360,000 shares of Common Stock.

(6) The address of this shareholder is Hernando de Aguirre 222, Departamento 132, Las Condas, Santiago, Chile. Includes options to purchase 360,000 shares of Common Stock.

(7) The address of this shareholder is 1221 Brickell Avenue, Miami, Florida, 33131. Includes options to purchase 333,333 shares of Common Stock.

(8) The address of this shareholder is 1221 Brickell Avenue, Miami, Florida 33131. Includes options to purchase 166,667 shares of Common Stock.

(9) The address of this shareholder is 1101 E. 58th Street, Chicago, Illinois 60637.

                              EXECUTIVE OFFICERS


     The executive officers of the Company are as follows:


                                             POSITION WITH
NAME                   AGE                   THE COMPANY
----                   ---                   -----------

Patricio E. Northland  41   Chairman of the Board of Directors, President and
                            Chief Executive Officer

Douglas G. Geib II     40   Chief Financial Officer

---------------

PATRICIO E. NORTHLAND has been the Chairman of the Board of Directors, President and Chief Executive Officer of the Company since November 1996. In 1991, Mr. Northland founded AmericaTel, a Miami-based international telecommunications carrier, and in 1993, Mr. Northland successfully completed a joint venture agreement between AmericaTel and Entel, Chile's major long distance carrier. Under Mr. Northland's leadership, AmericaTel grew to provide satellite based voice, data and fax telecommunications services to corporate customers in several Latin American nations. In 1996, Mr. Northland sold his interest in AmericaTel to Entel-Chile. Prior to his own venture, Mr. Northland was a key business executive in PanamSat and IntelSat. Mr. Northland holds a professional engineering degree from the University of Chile, an M.S. E.E. from George Washington University, and an M.B.A. from the University of Chicago.

     DOUGLAS G. GEIB II will join the Company as its Chief Financial Officer on May 1, 1997. Prior to joining the Company, Mr. Geib was Partner of
Ernst & Young LLP where he has worked for the past 20 years. Mr. Geib is a Certified Public Accountant.

     Executive officers serve at the pleasure of the Board of Directors, except as otherwise provided below. See "Executive Compensation -- Employment Contracts and Termination of Employment Arrangements."


                    PROPOSAL FOR THE ELECTION OF DIRECTORS


     At the Annual Meeting, the shares represented by the proxies obtained hereby, unless otherwise specified, will be voted for the election as directors of the seven nominees hereinafter named. It is intended that the proxies solicited by the Board of Directors will be voted for the election of Messrs. Northland, Geib, Magiera, Cargill, Silva, Kleinman and Moore to the Company's Board of Directors each to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.
The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election. However, if any one or more of the nominees herein named should not be available for election, the proxies will be voted for such substitute nominee(s), if any, as the Board of Directors may propose. Proxies cannot be voted at the Annual Meeting for a greater number of persons than the five nominees named in this Proxy Statement, although persons in addition to those nominees may be nominated by the shareholders at the Annual Meeting.

     The following information is set forth with respect to each person nominated for election as a director of the Company. Patricio E. Northland and Douglas G. Geib II, executive officers of the Company, are also nominees for director at the Annual Meeting. Reference is made to the information set forth above under "Executive Officers" for a description of the business experience of Mr. Northland and Mr. Geib.

     The following table sets forth certain information regarding each director and nominee for director other than Mr. Northland and Mr. Geib:


                                         POSITION WITH
          NAME            AGE             THE COMPANY             DIRECTOR SINCE
          ----            ---            -------------            --------------

Patricio E. Northland      41   Chairman of the Board of          November 1996
                                Directors, President and Chief
                                Executive Officer

Douglas Geib, II           40   Chief Financial Officer              May 1997
                                and Director Nominee

Paul A. Moore              41   Director                            July 1994

Patricio Silva Echenique   62   Director                           August 1995

Phillip Magiera            42   Director                           August 1995

George Cargill             56   Director                            July 1994

David Kleinman             61   Director Nominee                       ----

     PAUL A. MOORE has been a Director of the Company since July 1994. Mr. Moore is a founder and has been since 1993, a Principal of Maroon Bells Capital Partners, Inc. ("Maroon Bells"), a U.S.-based international merchant bank. In his position at Maroon Bells, Mr. Moore focuses on international telecommunications and media projects. During his fifteen year telecommunications career, Mr. Moore has held executive positions with Centel Corporation and with Anderson Pacific, a telecommunications buyout firm.

     PATRICIO SILVA ECHENIQUE has been a Director of the Company since August 1995. From 1990 through 1994, Mr. Silva served as Ambassador from Chile to the United States. During his career, Mr. Silva served as a member of the board of directors of the State Bank of Chile, the Chilean Copper Corporation, and ENTEL, the former Chilean long distance monopoly. He has also served as an executive of the United Nations Development Office for Latin America and as an independent consultant.

     PHILLIP S. MAGIERA has been a Director of the Company since August 1995. Mr. Magiera is the founder and was President of the Applied Telecommunications Technologies I-IV Funds which have invested over $100 million of debt and equity in over 35 emerging telecommunications service providers and manufacturers in industries such as cellular service and Internet access. Prior to founding the Applied Telecommunications Technologies Fund, Mr. Magiera was Vice President of Fidelity Ventures, Inc., a wholly-owned venture capital subsidiary of Fidelity Investments.

     DAVID C. KLEINMAN is currently Senior Lecturer in Business Policy at the Graduate School of Business of the University of Chicago where he has taught since 1971. Mr. Kleinman serves as a member of the Board of Directors of the following public companies: Acorn Funds and Irex Corporation.

     GEORGE CARGILL was named a Director of the Company in July 1994 and has been a Director of HSI since 1990. Mr. Cargill founded Telectronics, S.A., a distributor of telecommunications equipment and services ("Teletronic"), in 1976 and has been General Manager of the company since its inception. Mr. Cargill has over 20 years of experience in the telecommunications industry within the product distribution area. Mr. Cargill has also worked with other companies in the telecommunications and telephone industries including Ralex, S.A. and CTC. Mr. Cargill has a Civil Engineering degree from the Catholic University in Chile, and has done post-graduate work at the Ecole National de Telecommunications in France.

There are no family relationships among any of the Company's directors and officers.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulations promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     With reference to transactions during 1996, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations, no other reports were required to be filed. All
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

     The Board of Directors held five meetings during 1996. All of the Company's directors attended more than 75% of the aggregate of the total number of meetings of the Board of Directors. No meetings were held by the committees of the Board of Directors during 1996.


COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company has an Audit and Compensation Committee. The members of each committee have been appointed by the Board of Directors to serve until their respective successors are elected and qualified.

     Audit Committee. The Audit Committee reviews the scope and results of the audit of the financial statements of the Company and reviews the internal accounting, financial and operating control procedures of the Company. The Audit Committee is composed of Messrs. Silva, Magiera and Cargill, each of whom, in accordance with the rules of the Nasdaq, is independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. The Audit Committee did not meet in 1996.

     Compensation Committee. The Compensation and Committee determines the cash and other incentive compensation, if any, to be paid to the Company's executive officers. The Compensation Committee is also responsible for the administration and award of stock options under the Company's stock option plans as well as the award of non-qualified stock options and warrants issued pursuant to individual stock option and warrant agreements. The Compensation Committee is composed of Messrs. Silva, Magiera and Cargill, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee did not meet in 1996.

     The functions that would normally be performed by the Audit and Compensation Committees were performed by the Company's Board of Directors in 1996.

                            EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

     The Compensation Committee is composed entirely of independent outside members of the Company's Board of Directors. The Compensation Committee reviews and approves each of the elements of the executive compensation program of the Company and continually assesses the effectiveness and competitiveness of the program. In addition, the Compensation Committee administers the stock option program and other key provisions of the executive compensation program and reviews with the Board of Directors all aspects of compensation for the Company's executives.

COMPENSATION PHILOSOPHY

     The Company's executive compensation program has been designed to (i) align executive compensation with shareholder interests; (ii) attract, retain and motivate a highly competent executive team, (iii) link compensation to individual and Company performance and (iv) achieve a balance between incentives for short-term and long-term results. The Company positions base salaries at competitive levels; however, an annual bonus has historically been paid to reward exceptional performance in amounts above competitive levels. The Company also believes in providing rewards for the creation of stockholder value through the use of stock options. The Company and the Compensation Committee believe that this philosophy will motivate the Company's executives and, thereby, reinforce the accomplishment of the Company's strategic and financial goals.

ELEMENTS OF THE EXECUTIVE COMPENSATION PROGRAM

     BASE SALARIES

     The Company's salary levels for executive officers are set at a rate slightly below the median level of other telecommunications companies of similar revenues. Salary increases are designed to reflect competitive practices in the industry, financial performance of the Company and individual performance of the executive.

     BONUSES

     No bonuses were paid to any of the Company's officers in 1996.

     LONG-TERM INCENTIVES

     The objectives of the Company's long-term incentive program are to offer opportunities for stock ownership that are competitive with those at peer companies and to encourage and create ownership and retention of the Company's stock by key employees. Grant levels under the Company's employee stock option plans consider such factors as awards to officers of companies within the Company's peer group, the executive's tenure, responsibilities and current stock and option holdings.

     CEO COMPENSATION

     The Compensation Committee is responsible for recommending the compensation of the CEO and such compensation is determined in the same manner as the compensation of the other officers of the Company.

     SECTION 162(M) COMPLIANCE

     The Company does not presently anticipate that the compensation of any of the Named Executive Officers will exceed the $1,000,000 non-performance based compensation threshold of Section 162(m) of the Internal Revenue Code. The Company and the Committee will continue to monitor the compensation levels of the Named Executive Officers and determine the appropriate response to Section 162(m) when and if necessary. It is the Company's intention to bring the Company's stock option program into compliance with Section 162(m), if necessary, to insure that stock option grants are excluded from the compensation calculation for the purposes of Section 162(m).

               COMPARISON OF THREE-YEAR CUMULATIVE TOTAL RETURN*

                   NASDAQ COMPOSITE, NASDAQ TELECOM AND ICCA

                  (PERFORMANCE RESULTS THROUGH _______________)

    MEASUREMENT PERIOD        NASDAQ        NASDAQ
  (FISCAL YEAR COVERED)     COMPOSITE      TELECOM      ICCA
     1994                    100.00        100.00      100.00
     1995                    100.00        141.42      130.94
     1996                    100.00        173.94      133.79

                          SUMMARY COMPENSATION TABLE

     The following table shows, for fiscal years 1994, 1995 and 1996, the compensation earned by the Named Executive Officers:






                                         ANNUAL COMPENSATION
                              ------------------------------------------
                                                             OTHER
                                                             ANNUAL
    NAME AND PRINCIPAL                                       COMPEN-
       POSITION(S)      YEAR  SALARY ($)      BONUS($)     SATION($)(1)
----------------------  ----  ----------      --------     ------------

Patricio E. Northland   1996   $50,000           -             -
 Chairman of the Board, 1995         -           -             -
 President and CEO      1994         -           -             -
 Effective as of
   November 23, 1996

Hernan A. Streeter      1996   110,000          $0             -
 Former President and
 Chief Executive        1995   120,000          $0             -
 Officer                1994    35,000          $0             -

                                                      LONG-TERM COMPENSATION
                                     ---------------------------------------------------
                                                 AWARDS                         PAYOUTS
                                     -----------------------------------  --------------
                                                                               LONG-TERM             ALL OTHER
                                     RESTRICTED           NUMBER OF            INCENTIVE              COMPEN-
    NAME AND PRINCIPAL                 STOCK              OPTIONS/               PLAN                 SATION
       POSITION(S)      YEAR         AWARDS($)             SARS(#)             PAYOUTS($)             ($)(1)
----------------------  ----         ---------            ---------            ----------             -------

Patricio E. Northland   1996             -              333,333(2)                 -                     -
 Chairman of the Board, 1995             -                    -                    -                     -
 President and CEO      1994             -                    -                    -                     -
 Effective as of
   November 23, 1996

Hernan A. Streeter      1996             -              125,000(3)                 -                     -
 Former President and
 Chief Executive        1995             -              100,000(4)                 -                     -
 Officer                1994             -              285,000(5)                 -                     -

-----------------------
(1) Perquisites to each officer did not exceed the lesser of $50,000 or 10% of the total salary and bonus for such officer.

(2) Options to purchase 333,000 shares or an exercise price of 2.81 per share.

(3) Includes options to purchase 125,000 at an exercise price of $2.25 per share.

(4)  Includes options to purchase 100,000 shares at an exercise price of $1.96.

(5) [Includes options to purchase 100,000 shares at an exercise price of $0.35 per share, 135,000 shares at an exercise price of $2.50 per share. Also includes options to purchase 50,000 share at an exercise price of $2.50 per share and options to purchase 100,000 shares at an exercise price of $1.96 per share.] Mr. Streeter served as a member of the Board of Directors.



                      STOCK OPTION GRANTS IN FISCAL 1996

     The following table sets forth information regarding the grant of stock options during fiscal 1996 to the Named Executive Officers:



                                                                                                    POTENTIAL REALIZABLE
                                                       INDIVIDUAL GRANTS                              VALUE AT ASSUMED
                        ----------------------------------------------------------------------         ANNUAL RATES OF
                                                PERCENT OF                                               STOCK PRICE
                                              TOTAL OPTIONS                                            APPRECIATION FOR
                             NUMBER OF          GRANTED TO                                             OPTION TERM($)(3)
                             OPTIONS           EMPLOYEES IN         EXERCISE PRICES EXPIRATION      --------------------
        NAME                 GRANTED          FISCAL 1996(1)         PER SHARE($)      DATE            5%         10%
---------------------  --------------------   --------------       ---------------  ----------      ---------  ---------

Patricio E. Northland.....  1,000,000             89%                   2.81        Jan. 2007         $61,000  3,000,000
Hernan Streeter...........    125,000             11%                   2.25        Mar. 2006         $78,000    448,000

                     OPTION EXERCISES IN FISCAL 1996 AND
                   OPTION VALUES AT THE END OF FISCAL 1996

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during fiscal 1996 and unexercised options held as of the end of fiscal 1996.


                                                                          Value of
                                                     Number of          Unexercised
                                                    Unexercised         In-the-Money
                                                    Options at           Options at
                        Number of                December 31, 1996  December 31, 1996($)
                         Shares                  -----------------  --------------------
                       Acquired on     Value       Exercisable/         Exercisable/
        Name            Exercise    Realized($)    Unexercisable       Unexercisable
---------------------- -----------  -----------  -----------------  --------------------

Patricio E. Northland.....   0           -              -/-                   -/-
Hernan Streeter...........   0           -              -/-                   -/-

DIRECTOR COMPENSATION

     Directors are entitled to receive compensation and are entitled to reimbursement of related out-of-pocket expenses.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     The Company entered into employment and severance agreements (the "Employment Agreements") with Patricio E. Northland, President, Chief Executive Officer and Chairman of the Board of Directors of the Company and Douglas Geib, Chief Financial Officer of the Company, in December 1996 and in May 1997, respectively. Each Employment Agreement has a term of three years, unless earlier terminated for cause, death or disability, and provides for an annual salary of $300,000 for Mr. Northland and $250,000 for Mr. Geib.

     In addition to the base salary, the Employment Agreements each provide for a primary performance award based upon business criteria which is designed to enhance shareholder value during each year up to a maximum of 100% of the base salaries payable thereunder. Mr. Northland and Mr. Geib were also granted non-qualified stock options to purchase 1,000,000 shares and 500,000 shares, respectively, of the Company's Common Stock at an exercise price of $2.81 per share and $2.42 per share, respectively. One-third of such options are presently exercisable, and the remainder vest in equal annual installments over the balance of the term of the Employment Agreements.


     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee consists of three members, none of whom are employed by the Company. Each member of the Compensation Committee is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

                                OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business to be presented at the Company's 1997 Annual Meeting of Shareholders. If any other business should properly come before the Company's 1997 Annual Meeting of Shareholders, the persons named in the accompanying proxy will vote thereon as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.


                 INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, proposals of shareholders intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received in writing by the Company's Secretary at the Company's principal executive offices not later than January 28, 1998 in order to be included in the Company's Proxy Statement and form of Proxy relating to that Annual Meeting.



                                    By Order of the Board of Directors



                                    Patricio E. Northland, Chairman of the Board

Miami, Florida
May 7, 1997

                                                                APPENDIX A


                                    PROXY

                   INTERAMERICAS COMMUNICATIONS CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF BOARD OF DIRECTORS OF

                   INTERAMERICAS COMMUNICATIONS CORPORATION

     The undersigned hereby appoints Patricio E. Northland and Paul A. Moore and each of them, as proxies each with full power of substitution, to vote as directed below all of the shares of Common Stock of the Company held or owned by the undersigned at the Annual Meeting of Shareholders (the "Annual Meeting") of InterAmericas Communications Corporation (the "Company") to be held at the Intercontinental Hotel at 201 S. Biscayne Blvd., Miami, Florida 33131, on June 10, 1997 at 10:00 a.m., local time, and at any adjournments thereof, hereby revoking any proxies heretofore given.


     1.   ELECTION OF DIRECTORS:  FOR all nominees listed below                            [   ]
                       (except as set forth to the contrary below)

          WITHHOLD AUTHORITY to vote for all nominees listed below                         [   ]

          Patricio E. Northland, Paul A. Moore, Douglas MacLellan, Philip Magiera,
          David C. Kleinman, George Cargill and Patricio Silva Echenique

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ---------------------------------------------------------------------------

     2. In their discretion, the proxies are authorized to vote upon any other business which properly comes before the Annual Meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY
BY THE UNDERSIGNED SHAREHOLDERS.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED IN FAVOR OF ALL NOMINEES AND FOR PROPOSALS NO. 2.

Please sign exactly as your name appears on your proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                        PLEASE MARK, SIGN, DATE AND MAIL THE CARD IN
                                        THE ENCLOSED ENVELOPE.

DATED:                  , 1997          Signature:
       -----------------                          ----------------------------------

DATED:                  , 1997          Signature:
       -----------------                          ----------------------------------